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                                  EXHIBIT 23
                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement
(Form S-8 No. 333-75221) pertaining to the Oglebay Norton Incentive Savings and Stock Ownership Plan, of our report dated June 23, 2000, with respect to the financial statements and schedules of Oglebay Norton Company Incentive Savings and Stock Ownership Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.


                                                /s/ ERNST & YOUNG LLP

Cleveland, Ohio
June 23, 2000